EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND
Supplement to Prospectus dated April 29, 2019 and Prospectus Supplement dated April 29, 2019

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Fund’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On March 13, 2020 the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $7.47, $8.52 and (12.32)%, respectively. As of March 13, 2020, we had 107,486,624 Common Shares outstanding and net assets of approximately $915,256,925.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $7.47 per share for our Common Shares on the NYSE as of March 13, 2020, we estimate that the net proceeds of this offering will be approximately $47,373,626 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

March 16, 2020